                                                                      EXHIBIT 25

- --------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                           --------------------------
                                    FORM T-1

     STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                         ------------------------------


                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of Incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                        (Zip Code)
executive offices)

                         BANKERS TRUST COMPANY
                         LEGAL DEPARTMENT
                         130 LIBERTY STREET, 31ST FLOOR
                         NEW YORK, NEW YORK  10006
                         (212) 250-2201
            (Name, address and telephone number of agent for service)

                         ------------------------------


                        GRAY COMMUNICATIONS SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

GEORGIA                                                      58-0285030
(State or other jurisdiction of                              (I.R.S. employer
Incorporation or organization)                               Identification no.)


126 NORTH WASHINGTON STREET
ALBANY, GEORGIA                                              31701
(Address of principal executive offices)                     (Zip Code)

                         ------------------------------


               $ 150,000,000  SENIOR SUBORDINATED NOTES DUE 2006
                       (Title of the indenture securities)

- --------------------------------------------------------------------------------

ITEM 1.        GENERAL INFORMATION.
               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

               NAME                                         ADDRESS
               ----                                         -------
               Federal Reserve Bank (2nd District)          New York, NY
               Federal Deposit Insurance Corporation        Washington, D.C.
               New York State Banking Department            Albany, NY

               (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.        AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

ITEM 3.-15.    NOT APPLICABLE

ITEM 16.       LIST OF EXHIBITS.

               EXHIBIT 1 -    Restated Organization Certificate of Bankers Trust
                              Company dated August 7, 1990 and Certificate of
                              Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 -
                              Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No.
                              33-65171.

               EXHIBIT 2 -    Certificate of Authority to commence business -
                              Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No.
                              33-21047.

               EXHIBIT 3 -    Authorization of the Trustee to exercise corporate
                              trust powers - Incorporated herein by reference to
                              Exhibit 2 filed with Form T-1 Statement,
                              Registration No. 33-21047.

               EXHIBIT 4 -    Existing By-Laws of Bankers Trust Company, dated
                              as amended on October 19, 1995. - Incorporated herein by reference to Exhibit 4 filed with Form
                              T-1 Statement, Registration No. 33-65171.

               EXHIBIT 5 -    Not applicable.

               EXHIBIT 6 -    Consent of Bankers Trust Company required by
                              Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1
                              Statement, Registration No. 22-18864.

               EXHIBIT 7 -    A copy of the latest report of condition of
                              Bankers Trust Company dated as of March 31, 1996.

               EXHIBIT 8 -    Not Applicable.

               EXHIBIT 9 -    Not Applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of July, 1996.


                              BANKERS TRUST COMPANY



                              By:
                                 -------------------------------
                                   Jenna Kaufman
                                   Vice President

                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of July, 1996.


                              BANKERS TRUST COMPANY



                              By:  Jenna Kaufman
                                 -------------------------------
                                   Jenna Kaufman
                                   Vice President


Legal Title of Bank:  Bankers Trust Company       Call Date: 3/31/96       ST-BK: 36-4840      FFIEC 031
Address:              130 Liberty Street          Vendor ID: D             CERT:  00623        Page RC-1
City, State ZIP:      New York, NY  10006                                                      11
FDIC Certificate No.: | 0 | 0 | 6 | 2 | 3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.


SCHEDULE RC--BALANCE SHEET

                                                                                                              ------------------
                                                                                                                  C400
                                                                                            ------------------------------------
                                                                Dollar Amounts in Thousands         RCFD      Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                     / / / / / / / / / / / / / / / / / /

1.   Cash and balances due from depository institutions (from Schedule RC-A):              / / / / / / / / / / / / / / / / / /
     a.   Noninterest-bearing balances and currency and coin(1). . . . . . . . . . .                0081        1,145,000       1.a.
     b.   Interest-bearing balances(2) . . . . . . . . . . . . . . . . . . . . . . .                0071        1,403,000       1.b.

2.   Securities:                                                                           / / / / / / / / / / / / / / / / / /
     a.   Held-to-maturity securities (from Schedule RC-B, column A) . . . . . . . .                1754                0       2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D) . . . . . . .                1773        3,535,000       2.b.

3    Federal funds sold and securities purchased under agreements to resell                / / / / / / / / / / / / / / / / / /
     in domestic offices of the bank and of its Edge and Agreement subsidiaries,           / / / / / / / / / / / / / / / / / /
     and in IBFs:                                                                          / / / / / / / / / / / / / / / / / /
     a.   Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0276        3,190,000       3.a.
     b.   Securities purchased under agreements to resell. . . . . . . . . . . . . .                0277        2,242,000       3.b.

4.   Loans and lease financing receivables:                                                / / / / / / / / / / / / / / / / / /
     a.   Loans and leases, net of unearned income (from Schedule RC-C). . . . . . .           RCFD 2122       24,678,000       4.a.
     b.   LESS:   Allowance for loan and lease losses. . . . . . . . . . . . . . . .           RCFD 3123          938,000       4.b.
     c.   LESS:   Allocated transfer risk reserve. . . . . . . . . . . . . . . . . .           RCFD 3128                0       4.c.
     d.   Loans and leases, net of unearned income,                                        / / / / / / / / / / / / / / / / / /
          allowance, and reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . .                2125       23,740,000       4.d.

5.   Assets held in trading accounts . . . . . . . . . . . . . . . . . . . . . . . .                3545       32,261,000       5.

6.   Premises and fixed assets (including capitalized leases). . . . . . . . . . . .                2145          857,000       6.

7.   Other real estate owned (from Schedule RC-M). . . . . . . . . . . . . . . . . .                2150          247,000       7.

8.   Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2130          253,000       8.

9.   Customers' liability to this bank on acceptances outstanding. . . . . . . . . .                2155          402,000       9.

10.  Intangible assets (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . .                2143           12,000       10.

11.  Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . .                2160       11,579,000       11.

12.  Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . .                2170       80,866,000       12.
                                                                                            ------------------------------------


__________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.


Legal Title of Bank:     Bankers Trust Company         Call Date:  3/31/96      ST-BK:  36-4840          FFIEC  031
Address:                 130 Liberty Street            Vendor ID:  D            CERT:   00623            Page  RC-2
City, State Zip:         New York, NY 10006                                                              12
FDIC Certificate No.:    | 0 | 0 | 6 | 2 | 3


SCHEDULE RC--CONTINUED
                                                                          -----------------------------------------------
                                       Dollar Amounts in Thousands                / / / / / / / /       Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                               / / / / / / / / / / / / / / / / / / / / / / / /

13.  Deposits:                                                            / / / / / / / / / / / / / / / / / / / / / / / /
     a. In domestic offices (sum of totals of columns A                   / / / / / / / / / / / / / / / / / / / / / / / /
          and C from Schedule RC-E, part I). . . . . . . . . . .                    RCON 2200           7,327,000         13.a.
          (1)  Noninterest-bearing(1). . . . . . . . . . . . . .                    RCON 6631           2,132,000         13.a.(1)
          (2)  Interest-bearing. . . . . . . . . . . . . . . . .                    RCON 6636           5,195,000         13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries,              / / / / / / / / / / / / / / / / / / / / / / / /
          and IBFs (from Schedule RC-E part II). . . . . . . . .                    RCFN 2200          18,575,000         13.b.
          (1)  Noninterest-bearing . . . . . . . . . . . . . . .                    RCFN 6631             552,000         13.b.(1)
          (2)  Interest-bearing. . . . . . . . . . . . . . . . .                    RCFN 6636          18,023,000         13.b.(2)

14.  Federal funds purchased and securities sold under                    / / / / / / / / / / / / / / / / / / / / / / / /
     agreements to repurchase in                                          / / / / / / / / / / / / / / / / / / / / / / / /
     domestic offices of the bank and of its Edge and                     / / / / / / / / / / / / / / / / / / / / / / / /
     Agreement subsidiaries, and in IBFs:                                 / / / / / / / / / / / / / / / / / / / / / / / /
     a. Federal funds purchased. . . . . . . . . . . . . . . . .                    RCFD 0278           2,324,000         14.a.
     b. Securities sold under agreements to repurchase . . . . .                    RCFD 0279             651,000         14.b.

15.  a. Demand notes issued to the U.S. Treasury . . . . . . . .                    RCON 2840                   0         15.a.
     b. Trading liabilities. . . . . . . . . . . . . . . . . . .                    RCFD 3548          18,807,000         15.b.

16.  Other borrowed money:                                                / / / / / / / / / / / / / / / / / / / / / / / /
     a. With original maturity of one year or less . . . . . . .                    RCFD 2332          13,784,000         16.a.
     b. With original maturity of more than one year . . . . . .                    RCFD 2333           3,462,000         16.b.

17.  Mortgage indebtedness and obligations under                          / / / / / / / / / / / / / / / / / / / / / / / /
     capitalized leases. . . . . . . . . . . . . . . . . . . . .                    RCFD 2910              34,000         17.

18.  Bank's liability on acceptances executed and outstanding. .                    RCFD 2920             415,000         18.

19.  Subordinated notes and debentures . . . . . . . . . . . . .                    RCFD 3200           1,227,000         19.

20.  Other liabilities (from Schedule RC-G). . . . . . . . . . .                    RCFD 2930           9,724,000         20.

21.  Total liabilities (sum of items 13 through 20). . . . . . .                    RCFD 2948          76,330,000         21.
                                                                          / / / / / / / / / / / / / / / / / / / / / / / /

22.  Limited-life preferred stock and related surplus. . . . . .                    RCFD 3282                   0         22.

EQUITY CAPITAL                                                            / / / / / / / / / / / / / / / / / / / / / / / /

23.  Perpetual preferred stock and related surplus . . . . . . .                    RCFD 3838             500,000         23.

24.  Common stock. . . . . . . . . . . . . . . . . . . . . . . .                    RCFD 3230           1,002,000         24.

25.  Surplus (exclude all surplus related to preferred stock). .                    RCFD 3839             528,000         25.

26.  a. Undivided profits and capital reserves . . . . . . . . .                    RCFD 3632           2,879,000         26.a.
     b. Net unrealized holding gains (losses) on                          / / / / / / / / / / / / / / / / / / / / / / / /
        available-for-sale securities. . . . . . . . . . . . . .                    RCFD 8434          (    8,000)        26.b.

27.  Cumulative foreign currency translation adjustments . . . .                    RCFD 3284          (  365,000)        27.

28.  Total equity capital (sum of items 23 through 27) . . . . .                    RCFD 3210           4,536,000         28.

29.  Total liabilities, limited-life preferred stock,                     / / / / / / / / / / / / / / / / / / / / / / / /
     and equity capital (sum of items 21, 22, and 28). . . . . .                    RCFD 3300          80,866,000         29.
                                                                          -----------------------------------------------


Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the
     statement below that best describes the most comprehensive
     level of auditing work performed for the bank by                                                       Number
     independent external auditors as of any date                                                    --------------------
     during 1994 . . . . . . . . . . . . . . . . . . . . . . . .                      RCFD 6724                  2           M.1
                                                                         ------------------------------------------------



1  =  Independent audit of the bank conducted in accordance        4  =  Directors' examination of the bank performed by other
      with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
      public accounting firm which submits a report on the bank          authority)
2  =  Independent audit of the bank's parent holding company       5  =  Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing           auditors
      standards by a certified public accounting firm which        6  =  Compilation of the bank's financial statements by external
      submits a report on the consolidated holding company               auditors
      (but not on the bank separately)                             7  =  Other audit procedures (excluding tax preparation work)
3  =  Directors' examination of the bank conducted in              8  =  No external audit work
      accordance with generally accepted auditing standards
      by a certified public accounting firm (may be required by
      state chartering authority)


- ----------------------------
(1) Including total demand deposits and noninterest-bearing time and savings deposits.